SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 19, 2006
WEBSTER FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31486	06-1187536

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Webster Plaza, Waterbury, Connecticut 06702
(Address of principal executive offices)
Registrant’s telephone number, including area code: (203) 465-4364
                                        Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
On June 19, 2006, the non-employee members of the Board of Directors of Webster Financial Corporation (the “Company”) approved the Compensation Committee’s recommended increase in base salaries for each of the Company’s executive officers listed below in the amounts indicated, effective July 6, 2006.

Name	Old Annual Base Salary	New Annual Base Salary

William T. Bromage
President and Chief Operating Officer	$492,000	$510,000

Scott McBrair
Executive Vice President, Retail Banking	$284,600	$310,000

Joseph J. Savage
Executive Vice President, Commercial Banking	$284,600	$310,000

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSTER FINANCIAL CORPORATION
(Registrant)

/s/ Harriet Munrett Wolfe
Harriet Munrett Wolfe
Executive Vice President, General Counsel and Secretary

Date: June 23, 2006